SUPPLEMENT DATED FEBRUARY 29, 2008

TO

PROSPECTUSES DATED MAY 1, 2007

FOR FUTURITY ACCUMULATOR VARIABLE UNIVERSAL LIFE INSURANCE
AND FUTURITY PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

This supplement replaces the supplement dated February 13, 2008.

On or about May 1, 2008, the above-captioned prospectuses are amended to add new investment options.

The following new investment options will be added to the above-captioned prospectuses on or about May 1, 2008.   As a result, the list of the available investment options appearing on the cover page of each prospectus is supplemented by the addition of the following investment options and corresponding investment management disclosures:

Large-Cap Equity Funds	Short-Term Bond Funds
SCSM Lord Abbett Growth & Income Fund	SCSM Goldman Sachs Short Duration Fund
Mid-Cap Equity Funds	High Yield Bond Funds
SCSM Goldman Sachs Mid Cap Value Fund	SCSM PIMCO High Yield Fund

Sun Capital Advisers LLC advises the Sun Capital Funds; SCSM Lord Abbett Growth & Income Fund is subadvised by Lord, Abbett & Co. LLC), SCSM Goldman Sachs Mid Cap Value Fund and SCSM
Goldman Sachs Short Duration Fund (sub-advised by Goldman Sachs Asset Management, L.P). SCSM PIMCO High Yield Fund (subadvised by Pacific Investment Management Company LLC).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.